Subsequent Events (Notes)	9 Months Ended
Sep. 30, 2021
Subsequent Events [Abstract]
Subsequent Events [Text Block]	Subsequent Events
On October 1, 2021, the Company filed articles of amendment to create a series of preferred shares, being, an unlimited number of Series H Preferred Shares and to provide for the rights, privileges, restrictions and conditions attaching thereto. Each shareholder of the Series H Preferred Shares, may, subject to prior shareholder approval, convert all or any part of the Series H Preferred Shares provided that after such conversion the common shares issuable, together with all the common shares held by the shareholder in the aggregate would not exceed 9.99% of the total number of outstanding common shares of the Company.
Each Series H Preferred Share has a stated value of $1,000 and is convertible into the Company’s common shares at a conversion rate equal to one Series H Preferred Share for 1,000 common shares of the Company. The Series H Preferred Shares are non-voting and do not accrue dividends.
In connection with the Hertford Agreement the Company entered into in July 2021, on October 1, 2021, the Company issued 96,000 Series H Preferred Shares to Hertford. The issuance of the Series H Preferred Shares was triggered by the Company’s $85.0 million deposit made to BitFuFu for cryptocurrency mining hardware and other equipment. The Company has committed to additional issuances of Series H Preferred Shares to Hertford upon execution of new cryptocurrency mining hardware equipment contracts as defined in the Hertford Agreement.
On October 1, 2021, the Company issued 2,880,000 common shares with a fair value of $17.2 million for a fee incurred under the July 31, 2021 Majestic Dragon agreement related to the Series H Preferred Shares issued to Hertford on October 1, 2021.
On October 1, 2021, in consideration for Westworld waiving its rights to consent to any and all past, present and future additional financings by the Company, the parties entered into a second amendment to the Westworld SPA under which the Company issued to Westworld, 850,000 warrants to purchase common shares of the Company, which such warrants have a term of three years, and an exercise price of $6.00 per share.
On October 5, 2021, the Company issued 579,500 common shares for the exercise of certain outstanding warrants and received proceeds of $533,000.
On October 5, 2021, the holder of the Company’s Series G Preferred Shares converted 1,000 Series G shares for 363,636 common shares. There are no Series G Preferred Shares outstanding following this conversion.
On October 5, 2021, the Company entered into s Sub-License and Delegation Agreement (“Hosting Sub-Lease”) by and between Gryphon and the Company, which assigned to the Company certain Master Services Agreement, dated as of September 12, 2021 (the “MSA”), by and between Core Scientific, and Gryphon and Master Services Agreement Order #2 (“Order 2”). The agreement allows for approximately 230 MW of carbon neutral bitcoin mining hosting capacity to be managed by Core Scientific as hosting partner. The agreement features the installation of digital asset miners at Core Scientific's net carbon neutral blockchain data centers over the course of 14 months. As part of the agreement, Core Scientific will provide digital mining fleet management and monitoring solution, Minder™, data analytics, alerting, monitoring, and miner management services. On October 8, 2021, the Company paid $16.3 million to Gryphon for Order 2. The remaining commitment of $35.0 million is to be paid over the next 14 months.
The Hosting Sub-Lease shall automatically terminate upon the termination of the MSA and/or Order 2 in accordance with their respective terms. In addition, upon any termination of the Gryphon Merger Agreement by Sphere, Gryphon shall have the right, in its sole discretion, to terminate this MSA in its entirety (including the Hosting Sub-Lease) upon not less than 180 calendar days’ written notice to Sphere.
On October 14, 2021, the Company purchased 1,500,000 shares of common stock of Filecoiner at a price equal to $4.00 per share.
On October 14, 2021, the Company and Filecoiner, Inc. (“Filecoiner”) entered into an acquisition agreement under which Sphere's wholly-owned subsidiary HVE sold the assets, including intellectual property, associated with Sphere’s Snap product line to Filecoiner, in exchange for 1,000 shares of Series B preferred stock of Filecoiner (“Filecoiner Series B Preferred Stock”) with an aggregate stated value equal to $8.0 million. The preferred shares have a liquidation preference of $1,000 per share, do not accrue dividends nor have voting rights. Filecoiner will use 1.5% of its annual gross revenue to redeem any outstanding shares of Filecoiner Series B Preferred Stock. This amount will be paid to the holder of the Filecoiner Series B Preferred Stock within 15 days of the completion of Filecoiner's audited financial statements During any 12-calendar month period, 25% of the shares of Series B Preferred Stock shall be convertible at the option of the holder thereof at any time into a number of shares of common stock determined by dividing (i) the original issue price by (ii) the conversion price then in effect. The initial conversion price for the Series B Preferred Stock shall be equal to $8.00 per share. The conversion price from time to time in effect is subject to adjustment as hereinafter provided in the Filecoiner acquisition agreement. The Company is performing the operating duties for the Snap product line on behalf of Filecoiner. The Company expects to continue to provide this service for a period time and is in process of finalizing a transition services agreement.